BAML 2012 Industrials & Materials Conference SEALED AIR UPDATE September 5, 2012 Carol Lowe, SVP & CFO Amanda Butler, IR Exhibit 99.1

SAFE HARBOR AND REGULATION G STATEMENT
• This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,”
“plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions.
Examples of these forward-looking statements include preliminary 2012 financial performance and expectations and assumptions associated with our 2011-2014 Integration & Optimization Program, availability and pricing of raw materials, success of our growth programs, economic conditions, and the success of pricing actions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions affecting packaging utilization; changes in our raw material and energy costs; credit ratings; timing of future costs, cash payments and benefits related to the 2011-2014 Integration & Optimization Program, competitive conditions and contract terms; currency translation and devaluation effects, including Venezuela; the success of our financial growth, profitability and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues; pandemics; environmental matters; regulatory actions and legal matters;
and the successful integration of Diversey. For more extensive information, see “Risk Factors” and “Cautionary
Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on
Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
• Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the appendix of this presentation.

WHO WE ARE
We protect what’s important - - helping people live
healthier, eat better and ship products safely
around the world.
We deliver consistent, superior solutions in:
Our customers rely on our solutions to improve
safety, efficiency and sustainability.
A COMPANY FOCUSED ON PROTECTION
FOOD SAFETY & SECURITY
FACILITY HYGIENE
PRODUCT PROTECTION
What you eat & drink +
Where you go +
What you ship +
Food
Div
PP
Note: Food= Food businesses (to be “Food & Beverage”), DIV=Diversey (to be “Institutional &
Laundry”), PP= Protective Packaging

UNIQUELY POSITIONED WITH A SOLID BUSINESS
PROFILE
• Premium global provider with #1 or #2 position in our principal applications
• Diversified $8.0B* revenue
•
Unique and inventive Total System Solutions
equipment + consumables + services = operational efficiency, lower costs and less waste
• Scale, service and reach
62-country presence, 8,200 market-facing team, reach customers in 175 countries
• Solid free cash flow generation
* Pro forma LTM net sales as of 6/30/2012
37% N. Am
36% EMEA
17% Asia-Pac
9% L. Am
25% Food Pkg
13% Food Sol
40% Diversey
17% Protective
5% Other
Geography Businesses

OUR VALUE PROPOSITIONS FOCUS ON REDUCING
CUSTOMERS’ TOTAL COSTS
Protect customers’ products from farm to fork and add
value through operational efficiency and waste reduction
•
Expand among protein and beverage processors, developing regions
• R&D development that incorporates joint solutions with Diversey
Provide innovative, integrated hygiene and infection
control solutions that reduce the “total cost to clean”
•
Exploit strengths by region, end-sector, and distribution (ie: Staples)
• Continue to globalize solutions
Packaging solutions that provide efficiency and
sustainability from factory floor to the customer’s door
•
Leverage broadest sales/service/distribution network to grow
• Product development focused on minimizing material use

Where you go
Diversey (~40%)
What you ship
Protective Packaging (~20%)
What you eat & drink
Food Businesses (~40% of sales)

5 Financial Overview Carol Lowe, CFO

2012 OUTLOOK ASSUMES SEQUENTIAL GROWTH
14.6%
$8,105
1H: $4,022
Constant $
1H: $3,980
F/X  $(400)
2H: $4,125
Net Sales
PF 2011 2012
(2H Guidance)
2H-2012 Net Sales (+$61 v. 1H)
• Seasonality
• Growth programs and new customers
• Stabilization in Europe
• Normalized North American demand (DIV)
~$7,700 Reported
2H: ~$4,083
Constant $
~$8,105 Constant $
($ millions)

2012 OUTLOOK ASSUMES SEQUENTIAL GROWTH
14.6%
PF 2011
2012
(2H Guidance**)
$1,083*
1H: $541
13.6%
F/X  $(40)
2H: $542
13.1%
2H-2012 Adjusted EBITDA (+$111 v. 1H)
• Seasonality and improved mix
• Growth programs/new customers
• Cost synergy benefits
• Incremental expense control
• Operational improvements, productivity
• Elimination and/or reduction of 2Q-12
“one-time” and “recurring” items
* Pro forma 2011 Adjusted EBITDA reflects an approximate $40 million benefit from the reversal of incentive compensation accruals at Diversey due to performance
** Illustrates using the low end of the Adjusted EBITDA guidance range of $1,050 to $1,075 million
Note: please find the reconciliations in the appendix.
Adjusted EBITDA
~$1,050 Reported
1H: $489
Constant $
~$1,090 Constant $
($ millions)
Reported U.S. GAAP Net Earnings:
1H-2011 (pro forma) = $124.7             1H-2012 = $(19.6)
2H-2011 (pro forma) = $   5.3
2H: ~$600
Constant $

PRELIMINARY JULY PERFORMANCE
• Preliminary July adjusted operating profit up mid single-digit percent versus prior year
(excludes impact of F/X), or flat versus prior year including the impact of unfavorable foreign exchange.
2Q-2012
Constant $ Sales Growth vs. PY
July-2012 Preliminary
Constant $ Sales Growth vs. PY
Food Businesses +3% +6% to +7%
Protective Packaging +1%
=
Flat
Diversey -1% +1% to +2%
Note: please find the reconciliations in the appendix.

INTEGRATION & OPTIMIZATION PROGRAM ON TRACK
• 2011-2014 Integration & Optimization Program benefits now $195-$200 million by 2014 (vs. initial $50 million
estimate):
– Results running ahead of initial plan and new actions taken to address macro’s and further reduce our cost structure:
• Targeting $90 million of cost synergies in 2012, $38 million achieved in 1H-12
• Incremental $95 million to be generated in 2013
• Examples of our 2012 targets:
($ in millions)
2011 Base 2012 Target
Employees 26,300 25,400
Manufacturing & warehouse facilities 245 235
Customer service centers & sales offices 294 247
Business units 11 5

TARGETING $4.95 BILLION NET DEBT BY 12/31/2012
COMPONENTS OF NET DEBT REDUCTION:
• Free cash flow guidance*: $425-$450 million
• Increasing working capital improvements to drive
higher source of cash by year-end
• Contribution from divestitures
• Uses of cash
(figures are
approximate):
• $100 million: Dividends
• $125 million: Restructuring payments
• $380 million: Debt reduction
PORTFOLIO RATIONALIZATION TO ALIGN THE CORE:
• Portfolio rationalization could generate up to $500 million over next 12 months (gross proceeds)
• Creates opportunity to accelerate deleveraging
* Free cash flow guidance reflects pre-restructuring and dividend payments
6/30/2012 Target
12/31/2012
~$4,950
$5,337
($ millions)
Net Debt

$1.3 BILLION IN LIQUIDITY TO FUND OBLIGATIONS
163
356
425
400
750 750
450
877
30
12
1121
150
400
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2033
= Senior Secured Credit Facilities (term loans)
= W. R. Grace Settlement
*
= Bonds (associated interest rate)
Debt Maturity Schedule
($ millions)
PROCEEDS FROM PORTFOLIO RATIONALIZATION OFFER UP-SIDE
5.625%
12.0%
7.875%
8.125%
8.375%
6.875%
*Reflects estimated cash liability at December 31, 2012. Exact timing of the settlement is unknown.

GRACE PROCEEDINGS SUMMARY UPDATE
• W. R. Grace facing several appeals in the Third Circuit Court of Appeals and is awaiting a court schedule
• W. R. Grace publicly stated that it would seek consents and waivers from several parties to allow Grace to emerge from bankruptcy with these appeals outstanding
• Sealed Air is prepared to make its settlement payment once all funding conditions are met but has not waived any condition, including that Grace's plan not be subject to appeal
• We continue to monitor the bankruptcy process

FOCUSED ON SOLID EXECUTION TO…
• Continue integration of Diversey and align the platform for more profitable growth
• Expand our market position: customer and developing region penetration
• Achieve up-sized cost synergy targets
• Prioritize capital deployment to:
– Fund integration cash payments
– Accelerate pay down of debt
– Return cash to shareholders via dividend

14 Q&A

15 Appendix

Appendix
Components of Change in Net Sales – Business Segments and Other
(Unaudited)
(In Millions)
Note: Please refer to the earnings release dated August 2, 2012 filed with the SEC on Form 8-K for important information on our use of non-U.S. GAAP financial measures and information, as well as footnote information.
Volume - Units 7.1 $      0.7% (2.4) $   (0.5) % 11.2 $  1.6% - $       - % 10.1 $ 5.5% 26.0 $     1.1%
Volume - Acquired businesses,
net of (dispositions) 0.6 0.1 - - - - 1,567.2 # 1.3 0.7 1,569.1 67.0
Product price/mix
(1)
25.2 2.6 7.7 1.6 3.5 0.5 - - 0.8 0.4 37.2 1.6
Foreign currency translation (21.8) (2.2) (10.7) (2.2) (13.1) (1.9) - - (5.8) (3.1) (51.4) (2.2)
Total change (U.S. GAAP) 11.1 $    1.2% (5.4) $   (1.1) % 1.6 $    0.2% 1,567.2 $ # % 6.4 $  3.5% 1,580.9 $ 67.5%
Impact of foreign currency
translation
21.8 2.2 10.7 2.2 13.1 1.9 - - 5.8 3.1 51.4 2.2
Total constant dollar change
(Non-U.S. GAAP)
(2)
32.9 $    3.4% 5.3 $    1.1% 14.7 $  2.1% 1,567.2 $ # % 12.2 $ 6.6% 1,632.3 $ 69.7%
Diversey Packaging Solutions Packaging Company
Total
Other
Six Months Ended June 30, 2012
Food Food Protective
Volume - Units 2.6 $      0.5% (4.6) $   (1.8) % 1.4 $    0.4% - $       - % 5.8 $  6.1% 5.2 $       0.4%
Volume - Acquired businesses,
net of (dispositions) 0.3 0.1 - - - - 816.3 # 0.7 0.7 817.3 67.4
Product price/mix
(1)
14.5 2.9 0.3 0.1 0.7 0.2 - - (0.1) (0.1) 15.4 1.3
Foreign currency translation (19.6) (3.9) (10.5) (4.0) (11.0) (3.1) - - (5.0) (5.2) (46.1) (3.8)
Total change (U.S. GAAP) (2.2) $    (0.4) % (14.8) $ (5.7) % (8.9) $   (2.5) % 816.3 $    # % 1.4 $  1.5% 791.8 $   65.3%
Impact of foreign currency
translation 19.6 3.9 10.5 4.0 11.0 3.1 - - 5.0 5.2 46.1 3.8
Total constant dollar
change (Non-U.S. GAAP)
(2)
17.4 $    3.5% (4.3) $   (1.7) % 2.1 $    0.6% 816.3 $    # % 6.4 $  6.7% 837.9 $   69.1%
Company Diversey Packaging
Food Food
Solutions
Total
Packaging Other
Protective
Three Months Ended June 30, 2012

Food
Packaging
Food
Solutions
Protective
Packaging Diversey Other
Segments
and Other
Net Sales 499.7 $       247.1 $     344.6 $       816.3 $        96.7 $   2,004.4 $
Operating profit
(1)
46.4 $         26.3 $       42.8 $         29.8 $          2.9 $     148.2 $
Add: Special items
(2)
1.9              1.4            0.2              10.7             0.2        14.4
Adjusted operating profit 48.3            27.7          43.0            40.5             3.1        162.6
as a % of net sales 9.7% 11.2% 12.5% 5.0% 3.2% 8.1%
Add: Depreciation and amortization on property and
equipment, net of special items 15.9            7.6            5.5              9.3               3.9        42.2
Add: Amortization expense of acquired intangible assets
0.1              0.3            0.3              33.2             1.4        35.3
Total 64.3 $         35.6 $       48.8 $         83.0 $          8.4 $     240.1 $
as a % of net sales 12.9% 14.4% 14.2% 10.2% 8.7% 12.0%
Three Months Ended June 30, 2012
Food
Packaging
Food
Solutions
Protective
Packaging Diversey
(3)
Other
Total
Segments
Net Sales 501.9 $       261.9 $     353.5 $       876.1 $        95.3 $   2,088.7 $
Operating profit
(1)
62.3 $         25.2 $       46.3 $         66.6 $          1.9 $     202.3 $
Add: Special items
(2)
-              -            (0.1)             10.2             -        10.1
Adjusted operating profit 62.3            25.2          46.2            76.8             1.9        212.4
as a % of net sales 12.4% 9.6% 13.1% 8.8% 2.0% 10.2%
Add: Depreciation and amortization on property and 16.6            7.5            5.9              11.6             4.4        46.0
Add: Amortization expense of acquired intangible assets 0.3              0.7            0.5              31.5             1.0        34.0
Total 79.2 $         33.4 $       52.6 $         119.9 $        7.3 $     292.4 $
as a % of net sales 15.8% 12.8% 14.9% 13.7% 7.7% 14.0%
Three Months Ended June 30, 2011
Reconciliation of U.S. GAAP Operating Profit to Non-U.S. GAAP Adjusted Operating Profit & Pro Forma Results
(Unaudited)
(In Millions)
Note: Please refer to the earnings release dated August 2, 2012 filed with the SEC on Form 8-K for important information on our use of non-U.S. GAAP financial measures and information, as well as footnote information.

Reconciliation of Net (Loss) Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and
Adjusted EBITDA
(Unaudited)
(In Millions)
Note: Please refer to the earnings release dated August 2, 2012 filed with the SEC on Form 8-K for important information on our use of non-U.S. GAAP financial measures and information, as well as footnote information.
2012 2011
(1)
2012 2011
(1)
U.S. GAAP net (loss) earnings available to common stockholders
$ (13.7) $ 65.0 (19.6) $ 124.7
Add: Interest expense 97.6 36.9 195.4 73.9
Add: Income tax provision (benefit) 7.0 25.2 (1.4) 47.4
Non-U.S. GAAP EBIT 90.9 127.1 174.4 246.0
Depreciation and amortization on property, plant and equipment and intangible assets acquired 77.8 36.9 160.1 72.9
Non-U.S. GAAP EBITDA 168.7 164.0 334.5 318.9
Add: Share-based incentive compensation and profit sharing expense 7.8 12.1 20.1 22.6
Add: 2011- 2014 Integration and Optimization Program restructuring charges 27.1 - 74.4 -
Add: Other restructuring charges (0.6) - 0.2 -
Add: Costs related to the acquisition of Diversey 1.7 6.6 3.5 6.6 accelerated depreciation and amortization expense of $5.3 million in the six months ended June 30, 2012) 1.6 - 2.1 -
Add: Non-recurring associated costs from legacy Diversey restructuring programs (less accelerated depreciation and amortization expense of $0.3 million.)
10.4 - 17.7 -
Add: Impairment of equity investment and related provisions for bad debt 25.8 - 25.8 -
Add: European manufacturing facility closure charges 0.1 (0.1) 0.1 0.2
Add: Foreign currency exchange losses related to Venezuelan subsidiary
0.2 - 0.2 0.2
Add: Settlement agreement related costs 0.1 0.2 0.2 0.6
Non-U.S. GAAP adjusted EBITDA $ 242.9 $ 182.8 478.8 $ 349.1
Total net sales $ 2,004.4 $ 1,212.6 3,922.0 $ 2,341.1
Non-U.S. GAAP adjusted EBITDA as a percentage of total net sales
12.1% 15.1% 12.2% 14.9%
Six Months Ended
June 30,
Three Months Ended
June 30,

2012 2011
(1)
2012 2011
(1)
Non-U.S. GAAP adjusted cash net earnings $ 112.5 $ 89.7 $ 146.4 $ 150.2
Add: Depreciation expense on property, plant and equipment, net of special items 42.2 34.3 85.0 67.8
Add: Share-based incentive compensation and profit sharing expense 7.8 12.1 20.1 22.6
Less: Capital expenditures (38.6) (27.0) (67.8) (46.5)
Changes in working capital items:
Receivables, net (29.3) (35.4) 25.9 (34.4)
Inventories, net 7.7 (42.8) (85.2) (106.0)
Accounts payable (0.3) (1.9) 2.2 31.6
Non-U.S. GAAP Free Cash Flow
(2)
$ 102.0 $ 29.0 $ 126.6 $ 85.3
Six Months Ended
June 30, June 30,
Three Months Ended
Non-U.S. GAAP Free Cash Flow
(Unaudited)
(In Millions)
Note: Please refer to the earnings release dated August 2, 2012 filed with the SEC on Form 8-K for important information on our use of non-U.S. GAAP financial measures and information, as well as footnote information.

2Q-2011
2Q-2012
48
62
Price/Cost
Spread
1X
Items
Recurring
in 2H/12
~17
~(10)
~(20)
FX
~(2)
• labor agreement
• other 1x items
• volume
• cost absorption
• start up costs
• f/x on imports
Reported U.S. GAAP Operating Profit: 2Q-2011: $62 million, 2Q-2012: $46 million
Please see the “Reconciliation of U.S. GAAP Operating Profit to Non-U.S. GAAP Adjusted
Operating Profit & Pro Forma Results” in the appendix for reconciliations
Food Packaging Segment Adjusted Operating Profit 2Q-2012 Bridge
(Unaudited)
(In Millions)

2Q-2011
2Q-2012

Benefits
1X Items
Recurring
in 2H/12
~35
~(7)
~(35)
FX
~(7)
• synergies
• SARs
• price/cost
• mix
• compensation
• volume
• inventory
‘11 comp
~(23)
Reported U.S. GAAP Operating Profit (pro forma): 2Q-2011: $67 million, 2Q-2012: $30 million
Please see the “Reconciliation of U.S. GAAP Operating Profit to Non-U.S. GAAP Adjusted
Operating Profit & Pro Forma Results” in the appendix for reconciliations
Diversey Segment Adjusted Operating Profit 2Q-2012 Bridge
(Unaudited)
(In Millions)